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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K/A

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                March 31, 1997
              --------------------------------------------------

               Date of Report (date of earliest event reported)

                         RATIONAL SOFTWARE CORPORATION
 ------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

          DELAWARE                     0-12167                   54-121709
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(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                           2800 SAN TOMAS EXPRESSWAY
                           SANTA CLARA, CA  95051-0951
              --------------------------------------------------
                   (Address of principal executive offices)

      Registrant's telephone number, including area code:  (408) 496-3600


                                Not Applicable
              --------------------------------------------------
         (Former name or former address, if changed since last report)


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     The registrant hereby amends Item 7 of its current report on Form 8-K filed
April 9, 1997 in its entirety to read as follows:

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     The following financial statements and exhibits are filed as part of this report, where indicated.

     (a) Financial statements of business acquired, prepared pursuant to rule 3.05 of Regulation S-X are included at Exhibit 3.1. Consolidated Financial Statements of Rational Software Corporation as of March 31, 1997 and 1996 and for the three years ended March 31, 1997 are included at Exhibit 99.2

     (b) Pro forma financial information required pursuant to Article 11 of Regulation S-X:

     The following unaudited pro forma condensed combined financial statements assume a business combination between Rational and PAC accounted for using the purchase method. The unaudited pro forma condensed combined financial statements are based on the historical financial statements of Rational and PAC and should be read in conjunction with such historical statements and notes thereto. The historical financial statements and notes thereto of Rational are included in this Form 8-K/A, and the historical financial statements and notes thereto of PAC, are also included in this Form 8-K/A. The transaction is already reflected in the audited consolidated balance sheet of Rational at March 31, 1997. The unaudited pro forma condensed combined statements of operations combine Rational's historical consolidated statements of operations for the year ended March 31, 1997 with the year ended December 31, 1996 of PAC, respectively.

     The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the business combination had been consummated as presented in the accompanying unaudited pro forma condensed combined financial information, nor is it necessarily indicative of future operating results or financial position.

     These unaudited pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements and the related notes thereto of Rational and of PAC incorporated by reference and included herein, respectively.


        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                   REFLECTING RATIONAL SOFTWARE CORPORATION
                AFTER GIVING EFFECT TO THE BUSINESS COMBINATION
                   (IN THOUSANDS, EXCEPT FOR PER SHARE DATA)



                                                    Performance
                                        Rational     Awareness                       Rational/
                                       Year Ended   Year Ended                      Performance
                                        March 31,   December 31,   Pro Forma          Awareness
                                          1997          1996      Adjustments     Combined Pro Forma
                                       ----------   -----------   -----------     ------------------
Net product revenue.................    $ 91,696      $ 4,064                        $  95,760
Consulting and support revenue......      53,677        1,614                           55,291
                                        --------      -------                        ---------
Total revenue.......................     145,373        5,678                          151,051
Cost of product revenue.............       9,134           69         2,500             11,703
Cost of consulting and support
  revenue...........................      26,566        1,091                           27,657
                                        --------      -------        ------          ---------
Total cost of revenue...............      35,700        1,160         2,500             39,360
                                        --------      -------        ------          ---------
Gross margin........................     109,673        4,518        (2,500)           111,691
   Research and development
     expenses.......................      24,445        2,078                           26,523
   Sales and marketing expenses.....      50,646        4,005                           54,651
   General and administrative
     expenses.......................      16,995          885           600             18,480
   Charges for acquired in-process
     research and development.......      56,798            -                           56,798
   Merger and restructuring costs...       7,201            -                            7,201
                                        --------      -------       ------           ---------
Total operating expenses............     156,085        6,968          600             163,653
                                        --------      -------       ------           ---------
Operating loss......................     (46,412)      (2,450)      (3,100)            (51,962)
Other income, net...................       7,917          (45)                           7,872
                                        --------      -------       ------           ---------
Loss before income taxes............     (38,495)      (2,495)      (3,100)            (44,090)
Provision for (benefit from) income
   taxes............................       4,459         (276)                           4,183
                                        --------      -------       ------           ---------
Net loss............................    $(42,954)     $(2,219)      (3,100)           $(48,273)
                                        ========      =======       ======            ========
Net loss per share..................    $  (0.98)                                     $  (1.10)
                                        ========                                      ========
Equivalent Shares used in computing
   net loss per share...............      43,702                                        43,702
                                        ========                                      ========

   See accompanying notes to unaudited pro forma condensed combined balance statements

     NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

1. The pro forma condensed combined statement of operations for the fiscal year ended March 31, 1997 gives effect to the acquisition of Performance Awareness Corporation ("PAC") which was completed by Rational on March 31, 1997 and accounted for using the purchase method. The aggregate purchase price (including direct acquisition costs) was approximately $32.9 million in cash as well as options assumed by Rational. The pro forma statement of operations gives effect to the acquisition as if it had occurred on April 1, 1996, accordingly the Company would have recorded approximately $3.1 million of amortization on purchased intangibles.

2. There were no material transactions between Rational and PAC during any period presented. In addition, the impact of conforming accounting policies is not material.

     (c)        Exhibits

               + 2.1 Stock Purchase Agreement by and among Rational Software Corporation, a Delaware corporation, Performance Awareness Corporation, a North Carolina corporation ("PAC"), and all of the Stockholders of PAC dated March 31, 1997.

                 3.1 Consolidated Financial Statements of Performance Awareness Corporation as of December 31, 1996 and 1995 and for the three years ended December 31, 1996.

                23.1    Consent of Coopers & Lybrand LLP, Independent
                        Accountants.

                23.2    Consent of Ernst & Young LLP, Independent Auditors

               +99.1    Press Release dated March 31, 1997.

                99.2 Consolidated Financial Statements of Rational Software Corporation as of March 31, 1997 and 1996 and for the three years ended March 31, 1997
            ---------------
               +Filed previously

                                      -2-
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     Pursuant to this requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RATIONAL SOFTWARE CORPORATION



June 16, 1997                       /s/ Robert T. Bond
                                    ------------------
                                    Robert T. Bond
                                    Senior Vice President, Chief Operating
                                    Officer, Chief Financial Officer, and
                                    Secretary

                                      -3-
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                                 EXHIBIT INDEX
                                 -------------


ITEM                    DESCRIPTION
----                    -----------
+ 2.1                   Stock Purchase Agreement by and among Rational Software
                        Corporation, a Delaware corporation, Performance
                        Awareness Corporation, a North Carolina corporation
                        ("PAC"), and all of the Stockholders of PAC dated March
                        31, 1997.

  3.1 Consolidated Financial Statements of Performance Awareness Corporation as of December 31, 1996 and 1995 and for the three years ended December 31, 1996.

 23.1                   Consent of Coopers & Lybrand LLP, Independent
                        Accountants.

 23.2                   Consent of Ernst & Young LLP, Independent Auditors

+99.1                   Press Release dated March 31, 1997.

 99.2 Consolidated Financial Statements of Rational Software Corporation as of March 31, 1997 and 1996 and for the three years ended March 31, 1997.
---------------
+Filed previously.